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                                                                   Exhibit 10.36


                                     BELIZE
                              CERTIFICATE OF LEASE
                          THE REGISTERED LAND ACT, 1980
                          CHAPTER 194, REVISED EDITION
                                 LAWS OF BELIZE

                                LEASE / SUB-LEASE

REGISTERED SECTION                          BLOCK                      PARCEL
San Pedro                                     7                        1870/1
---------                                  -------                     ------

Area: 1.186 Acres

LESSOR            Government of Belize

RENT              $1.00 p.a.

TERM              33 years          27/4/93

THIS IS TO CERTIFY THAT    BELIZE WATER LTD.

of                     #37 Regent Street, Belize City, Belize District

Is now registered as the proprietor of the leasehold interest above referred to, subject to the agreements and other matters contained in the registered lease, to the entries in the register relating to the lease and to such of the overriding interests set forth in section 31 of the Registered Land Ord. 1977 as may for the time being subsist and affect the land comprised in the lease.

At the date thereof the following entries appear in the register relating to the lease:

PART A- Property Section (EASEMENTS, ETC.)


PART B- Proprietorship Section (INHIBITIONS, CAUTIONS AND RESTRICTIONS)
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Not to transfer the land, lease or charge without written consent of Lessor.
Hereinafter subject to the lease conditions attached.


PART C- Incumbrances Section (LEASES, CHARGES,ETC.)


         GIVEN UNDER MY HAND AND THE SEAL OF THE LAND REGISTRY
                           THIS 2nd DAY OF January, 2004

                                           /s/ E. WELCH
                                           -------------------------------------
                                           REGISTRAR OF LANDS